THE BANK OF KENTUCKY FINANCIAL CORPORATION
ANNOUNCES THIRD QUARTER EARNINGS

Net income available to common shareholders up 33% for the third quarter of 2011 and 67% year to date

CRESTVIEW HILLS, KENTUCKY, October 20, 2011 – The Bank of Kentucky Financial Corporation (the “Company”) (NASDAQ: BKYF), the holding company of The Bank of Kentucky, Inc. (the “Bank”), today reported its earnings for the third quarter and nine months ended September 30, 2011.   For the third quarter and the first nine months of 2011, the Company reported an increase in diluted earnings per common share of 2% and 27% respectively as compared to the same periods in 2010.

A summary of the Company’s results follows:

Third Quarter ended September 30,	2011	2010	Change
Net income	$4,274,000	$3,528,000	21%
Net income available to common shareholders	$4,013,000	$3,013,000	33%
Earnings per common share, basic	$0.54	$0.53	2%
Earnings per common share, diluted	$0.54	$0.53	2%

Nine Months ended September 30,	2011	2010	Change
Net income	$11,580,000	$7,998,000	45%
Net income available to common shareholders	$10,803,000	$6,459,000	67%
Net income per common share, basic	$1.45	$1.14	27%
Net income per common share, diluted	$1.45	$1.14	27%

Robert Zapp, President & CEO stated, “We continue to build upon a solid year of financial performance and we are pleased with our latest results. We are closely monitoring the current economic environment, which remains unstable, but are confident in the work we have done and strategies we have in place to navigate through a prolonged recovery.  Decreasing our provision expense as we experience lower levels of non-performing loans and losses helped push earnings higher, as well as a reduction in costs associated with deposit insurance and the Bank’s partial repayment of TARP.   We believe our continued gain in market share through core deposit growth and our expansion plans to open two new branch locations in the coming months, strengthens our prospects going forward.”

Driving the increase in earnings in the third quarter of 2011 was a $950,000 (27%) decrease in the provision for loan losses as compared to the third quarter of 2010.  The increase in net income available to common shareholders was also attributable to a 49% reduction in preferred stock dividends and amortization expense. The decrease in the provision for loan losses reflected improving credit metrics as compared to September of 2010, while the reduction of preferred stock dividends and amortization expense reflects the December 2010 repurchase of $17 million of the outstanding $34 million of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), previously issued to the U.S. Department of the Treasury as part of the TARP CPP program.

Net interest income increased $484,000, or 4% in the third quarter of 2011, as compared to the same period in 2010.  Contributing to the increase in net interest income was the growth in average earning assets, which increased $101 million, or 7% on average from the third quarter of 2010.  The net interest margin, on a tax equivalent basis, decreased 14 basis points from 3.97% in the third quarter of 2010 to 3.83% in the third quarter of 2011.  Contributing to the decrease in the net interest margin was the mix of the growth in earning assets.  Of the $101 million in growth, $90 million or 89% of the growth was attributed to the Bank’s securities portfolio, which generally have lower yields than loans.

The provision for loan losses decreased by $950,000 (27%)  in the third quarter of 2011, as compared to the same period in 2010.  Contributing to this decrease were lower levels of non-performing loans and charge-offs as compared to September 2010.   The Company’s non-performing loans as a percentage of total loans were 1.43% as of September 30, 2011, as compared to 1.69% as of September 30, 2010, while annualized net charge-offs to average loans decreased from 1.02% in the third quarter of 2010 to .86% in the third quarter of 2011.  The Company recorded $2,425,000 in net charge-offs in the third quarter of 2011 as compared to $2,867,000 in the third quarter of 2010.  On a sequential basis, the provision for loan losses of $2,550,000 in the third quarter of 2011 was $450,000 lower than the provision in the second quarter of 2011, while non-performing loans decreased from $16.4 million (1.46% of total loans) at June 30, 2011 to $16.0 million (1.43% of total loans) at September 30, 2011.  Net charge-offs on a sequential basis decreased from $2,871,000 (1.03% of loans) in the second quarter of 2011 to $2,425,000 (.86% of loans) in the third quarter of 2011.  The allowance for loan losses (ALL) increased $778,000 or 5% from September 2010, and $573,000 from December 31, 2010.  As a result of the added allowance, the ALL has increased from 1.53% of loans at the end of the third quarter of 2010 to 1.60% of loans at the end of the third quarter of 2011.   The adequacy of the ALL is analyzed quarterly and adjusted as necessary to maintain appropriate reserves for probable incurred losses in the Bank’s loan portfolio.

Non-interest income decreased 6% ($330,000) in the third quarter of 2011, as compared to the same period in 2010, while non-interest expense remained unchanged ($2,000) from the same period last year.  Contributing to the decrease in non-interest income was a $338,000 or 32% decrease in the gains on sale of real estate loans.  These gains were driven by a sharp drop in interest rates in the third quarter of 2010, which prompted increased demand for home mortgage loan refinancing.   On a sequential basis, the gains on the sale of real estate loans increased $475,000 or 208% from the second quarter of 2011; this increase was also driven by a drop in interest rates.  Non-interest expense included a $241,000 (5%) increase in salaries and employee benefits expense, offset by $235,000 (47%) lower cost for FDIC insurance expense.  The decrease in FDIC insurance was the result of recent changes in the methodology used by the FDIC to determine federal deposit insurance assessments.

Total assets were $1.624 billion at the end of the third quarter of 2011, which was $114 million or 8% higher than the same date a year ago.  Total loans decreased $2 million while investments in securities increased $99 million (41%) from September of 2010.   The increased investments in securities were funded by an increase in deposits of $98 million, or 8%, and an increase in shareholders’ equity of $23 million, or 16%.  The growth in equity was a result of increased earnings as described above and the net increase in capital from the Company’s December 2010 common stock offering, less the Series A Preferred Stock repurchase.

The Bank of Kentucky Financial Corporation
Selected Consolidated Financial Data
(Dollars in thousands, except per share data)

	Third Quarter Comparison				Nine months ended June 30, Comparison
Income Statement Data	9/30/11	9/30/10	% Chg		9/30/11	9/30/10	% Chg
Interest income	$16,280	$16,694	(2)%		$48,702	$50,280	(3)%
Interest expense	2,204	3,102	(29)%		7,251	10,300	(30)%
Net interest income	14,076	13,592	4%		41,451	39,980	4%

Provision for loan losses	2,550	3,500	(27)%		8,550	12,500	(31)%
Net interest income after provision for loan losses	11,526	10,092	14%		32,901	27,480	20%
Non interest income	5,297	5,627	(6)%		15,194	15,172	-%
Non interest expense	10,727	10,725	-%		31,711	31,654	-%
Net income before income taxes	6,096	4,994	22%		16,384	10,998	49%
Provision for income taxes	1,822	1,466	24%		4,804	3,000	60%
Net income	4,274	3,528	21%		11,580	7,998	45%
Preferred stock dividends & amortization	261	515	(49)%		777	1,539	(50)%
Net income available to common shareholders	$4,013	$3,013	33%		$10,803	$6,459	67%
Per Common Share Data
Diluted earnings per common share	0.54	0.53	2%		1.45	1.14	27%
Cash dividends declared	0.28	0.28	0%		0.56	0.56	0%
Earnings Performance Data
Return on common equity	10.51%	10.68%	(17	)bps	9.78%	7.81%	197	bps
Return on assets	1.05%	.93%	12	bps	.95%	.69%	26	bps
Net interest margin	3.76%	3.90%	(14	)bps	3.69%	3.75%	(6	)bps

The Bank of Kentucky Financial Corporation
Selected Consolidated Financial Data
(Dollars in thousands, except per share data)

Balance Sheet Data
	September 30, 2011	December 31, 2010	September 30, 2010
Assets:
Cash and cash equivalents	$67,657	$172,664	$41,280
Investments	339,780	285,326	240,657
Loans held for sale	6,612	15,279	21,903
Total loans, gross	1,118,630	1,106,009	1,120,168
Allowance for loan losses	(17,941)	(17,368)	(17,163)
Premises and equipment, net	22,653	23,170	23,373
Goodwill and acquisition intangibles, net	24,826	25,464	25,820
Other assets and accrued interest receivable	62,182	54,340	54,028
Total assets	$1,624,399	$1,664,884	$1,510,066

Liabilities & Shareholders’ Equity
Total deposits	$1,369,215	$1,422,312	$1,271,455
Short-term borrowings	26,248	23,419	36,175
Notes payable	48,745	48,761	44,766
Accrued interest payable and other liabilities	10,905	11,022	11,307
Total liabilities	1,455,113	1,505,514	1,363,703
Common stockholders’ equity	152,356	142,580	112,873
Preferred stock	16,930	16,790	33,490
Shareholders’ equity	169,286	159,370	146,363
Total liabilities and shareholders’ equity	$1,624,399	$1,664,884	$1,510,066

The Bank of Kentucky Financial Corporation
Selected Consolidated Financial Data
(Dollars in thousands, except per share data)

	Average Balance Sheet Rates (presented on a tax equivalent basis )
	Three Months ended September 30, 2011			Three Months ended September 30, 2010
	Average outstanding balance	Interest earned/ paid	Yield/ rate	Average outstanding balance	Interest earned/ paid	Yield/ rate

Interest-earning assets:
Loans receivable (1)(2)	$1,126,118	$14,652	5.16%	$1,123,503	$15,497	5.47%
Securities (2)	324,144	1,881	2.30	234,335	1,384	2.34
Other interest-earning assets	39,721	69	0.69	28,232	76	1.07

Total interest-earning assets	1,489,983	16,602	4.42	1,386,070	16,957	4.85

Non-interest-earning assets	133,736			123,751
Total assets	$1,623,719			$1,509,821

Interest-bearing liabilities:
Transaction accounts	711,046	524	0.29	637,835	732	0.46
Time deposits	411,193	1,430	1.38	446,100	2,049	1.82
Borrowings	72,421	250	1.37	67,153	321	1.90
Total interest-bearing liabilities	1,194,660	2,204	0.73	1,151,088	3,102	1.07

Non-interest-bearing liabilities	261,219			213,096

Total liabilities	1,455,879			1,364,184

Shareholders’ equity	167,840			145,637

Total liabilities and shareholders’ equity	$1,623,719			$1,509,821

Net interest income		$14,398			$13,855
Interest rate spread			3.69%			3.78%
Net interest margin (net interest income as a percent of average interest-earning assets)			3.83%			3.97%
(1)	Includes non-accrual loans.
(2)	Income presented on a tax equivalent basis using a 35.00% and 34.37% tax rate in 2011 and 2010, respectively. The tax equivalent adjustment was $322,000 and $263,000 in 2011 and 2010, respectively.

The Bank of Kentucky Financial Corporation
Selected Consolidated Financial Data
(Dollars in thousands, except per share data)

	Average Balance Sheet Rates (presented on a tax equivalent basis )
	Nine Months ended September 30, 2011			Nine Months ended September 30, 2010
	Average outstanding balance	Interest earned/ paid	Yield/ rate	Average outstanding balance	Interest earned/ paid	Yield/ rate

Interest-earning assets:
Loans receivable (1)(2)	$1,118,185	$43,886	5.25%	$1,138,669	$46,303	5.44%
Securities (2)	315,364	5,454	2.31	231,462	4,456	2.57
Other interest-earning assets	69,341	291	.56	55,086	282	.68

Total interest-earning assets	1,502,890	49,631	4.40	1,425,217	51,041	4.77

Non-interest-earning assets	132,355			124,499
Total assets	$1,635,245			$1,549,716

Interest-bearing liabilities:
Transaction accounts	720,339	1,708	0.32	678,509	2,328	0.46
Time deposits	424,428	4,785	1.51	451,607	7,059	2.09
Borrowings	72,879	758	1.39	66,877	913	1.83
Total interest-bearing liabilities	1,217,646	7,251	0.80	1,196,993	10,300	1.15

Non-interest-bearing liabilities	252,033			210,045

Total liabilities	1,469,679			1,407,038

Shareholders’ equity	165,566			142,678

Total liabilities and shareholders’ equity	$1,635,245			$1,549,716

Net interest income		$42,380			$40,741
Interest rate spread			3.60%			3.62%
Net interest margin (net interest income as a percent of average interest-earning assets)			3.77%			3.82%

(1)	Includes non-accrual loans.
(2)	Income presented on a tax equivalent basis using a 35.00% and 34.37% tax rate in 2011 and 2010, respectively. The tax equivalent adjustment was $929,000 and $761,000 in 2011 and 2010, respectively.

The Bank of Kentucky Financial Corporation
Selected Consolidated Financial Data
(Dollars in thousands, except per share data)

	Five-Quarter Comparison
Income Statement Data	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10
Net interest income	$14,076	$14,027	$13,348	$13,429	$13,592
Provision for loan losses	2,550	3,000	3,000	3,000	3,500

Net interest income after provision for loan losses	11,526	11,027	10,348	10,429	10,092
Service charges and fees	2,470	2,424	2,157	2,411	2,589
Gain on sale of real estate loans	703	228	278	946	1,041
Gain on sale of securities	-	-	231	-	-
Trust fee income	630	723	663	601	620
Bankcard transaction revenue	849	859	789	774	727
Gains/(losses) on Other Real Estate Owned	(98)	(94)	16	(125)	(110)
Other non-interest income	743	834	789	935	760
Total non-interest income	5,297	4,974	4,923	5,542	5,627
Salaries and employee benefits expense	5,351	5,045	4,754	4,959	5,110
Occupancy and equipment expense	1,216	1,241	1,248	1,185	1,195
Data processing expense	500	467	494	484	442
State bank taxes	550	550	536	477	492
Amortization of intangible assets	202	215	221	357	357
FDIC Insurance	269	384	583	566	504
Other non-interest expenses	2,639	2,733	2,513	2,742	2,625
Total non-interest expense	10,727	10,635	10,349	10,770	10,725
Net income before income tax expense	6,096	5,366	4,922	5,201	4,994
Income tax expense	1,822	1,572	1,410	1,528	1,466
Net income	4,274	3,794	3,512	3,673	3,528
Preferred stock dividends & amortization	261	259	257	707	515
Net income available to common shareholders	$4,013	$3,535	$3,255	$2,966	$3,013
Per Common Share Data
Diluted earnings per common share	0.54	0.47	0.44	0.46	0.53
Cash dividends declared	0.28	0.00	0.28	0.00	0.28
Weighted average common shares outstanding
Basic	7,432,995	7,432,487	7,432,295	6,434,354	5,666,707
Diluted	7,488,743	7,501,731	7,459,220	6,434,354	5,666,707
Earnings Performance Data
Return on common equity	10.51%	9.59%	9.21%	9.33%	10.68%
Return on assets	1.05%	.93%	.86%	.91%	.93%
Net interest margin	3.76%	3.76%	3.56%	3.62%	3.90%
Net interest margin (tax equivalent)	3.83%	3.84%	3.63%	3.70%	3.97%

The Bank of Kentucky Financial Corporation
Selected Consolidated Financial Data
(Dollars in thousands, except per share data)

	Five-Quarter Comparison
Balance Sheet Data	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10
Assets:
Cash and cash equivalents	$67,657	$61,098	$97,712	$172,664	$41,280
Investments	339,780	320,202	328,271	285,326	240,657
Loans held for sale	6,612	1,107	1,223	15,279	21,903
Total loans	1,118,630	1,128,511	1,118,136	1,106,009	1,120,168
Allowance for loan losses	(17,941)	(17,816)	(17,688)	(17,368)	(17,163)
Premises and equipment, net	22,653	22,576	22,856	23,170	23,373
Goodwill and acquisition intangibles, net	24,826	25,028	25,242	25,464	25,820
Other assets & accrued interest receivable	62,182	61,013	61,684	54,340	54,028
Total assets	$1,624,399	$1,601,719	$1,637,436	$1,664,884	$1,510,066
Liabilities & Shareholders’ Equity
Total deposits	$1,369,215	$1,355,284	$1,390,706	$1,422,312	$1,271,455
Short-term borrowings	26,248	20,610	24,667	23,419	36,175
Notes payable	48,745	48,750	48,756	48,761	44,766
Accrued interest payable & other liabilities	10,905	10,682	12,289	11,022	11,307
Total liabilities	1,455,113	1,435,326	1,476,418	1,505,514	1,363,703
Common stockholders’ equity	152,356	149,511	144,183	142,580	112,873
Preferred stock	16,930	16,882	16,835	16,790	33,490
Shareholders’ equity	169,286	166,393	161,018	159,370	146,363
Total liabilities and shareholders’ equity	$1,624,399	$1,601,719	$1,637,436	$1,664,884	$1,510,066
Common shares outstanding	7,432,995	7,432,995	7,432,295	7,432,295	5,666,707
Average Balance Sheet Data
Average investments	$324,144	$319,377	$302,331	$252,793	$234,335
Average other earning assets	39,721	57,607	111,484	85,384	28,232
Average loans	1,126,118	1,119,767	1,108,477	1,133,524	1,123,503
Average earning assets	1,489,983	1,496,751	1,522,292	1,471,701	1,386,070
Average assets	1,623,719	1,633,990	1,649,947	1,595,835	1,509,821
Average deposits	1,372,244	1,385,624	1,406,861	1,366,256	1,285,557
Average interest bearing deposits	1,122,239	1,144,986	1,168,383	1,130,890	1,083,935
Average interest bearing transaction deposits	711,046	721,948	729,022	682,826	637,835
Average interest bearing time deposits	411,193	423,038	439,361	448,064	446,100
Average borrowings	72,421	72,580	73,555	69,784	67,153
Average interest bearing liabilities	1,194,660	1,217,566	1,241,938	1,200,674	1,151,088
Average common stockholders equity	150,934	146,848	143,382	126,068	112,192
Average preferred stock	16,906	16,858	16,813	31,710	33,445

The Bank of Kentucky Financial Corporation
Selected Consolidated Financial Data
(Dollars in thousands, except per share data)
	Five-Quarter Comparison
Asset Quality Data	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10
Allowance for loan losses to total loans	1.60%	1.58%	1.58%	1.57%	1.53%
Allowance for loan losses to non-performing loans	1.12%	1.07%	87%	82%	90%
Nonaccrual loans	$15,964	$16,322	$19,735	$20,648	$18,768
Loans – 90 days past due & still accruing	45	100	637	414	207
Total non-performing loans	16,009	16,422	20,372	21,062	18,975
OREO and repossessed assets	1,894	1,902	1,083	795	1,392
Total non-performing assets	17,903	18,324	21,455	21,857	20,367
Restructured loans-accruing	13,108	7,022	3,294	6,135	3,901
Non-performing loans to total loans	1.43%	1.46%	1.82%	1.90%	1.69%
Non-performing assets to total assets	1.11%	1.15%	1.32%	1.32%	1.35%
Annualized charge-offs to average loans	.86%	1.03%	0.98%	1.00%	1.02%
Net charge-offs	$2,425	$2,871	$2,680	$2,795	$2,867

About BKFC
BKFC, a bank holding company with assets of approximately $1.624 billion, offers banking and related financial services to both individuals and business customers.  BKFC operates thirty-one branch locations and fifty-four ATMs in the Northern Kentucky market.
For more information contact:

Martin Gerrety
Executive Vice President and CFO
(859) 372-5169
mgerrety@bankofky.com
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